PROVIDENT

Provident Financial Holdings, Inc.

First Quarter of Fiscal 2021

September 30, 2020

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to, the expected or potential impact of the novel coronavirus (COVID-19) pandemic; increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to buy or sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission, which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2021 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$11.90
52-Week Range:	$11.90 - $22.99
Shares Outstanding:	7,441,259 shares
Market Capitalization:	$88.6 million
P/E (ttm):	13.68x
Diluted EPS (ttm):	$0.87
Annual Dividend & Yield:	$0.56 (4.71%)
As of September 30, 2020	

Franchise Overview



Los Angeles
San Diego
Tijuana
Mexicali
Santa Barbara
Ventura
Oxnard
Thousand Oaks
Santa Clarita
Lancaster
Palmdale
Victorville
Hesperia
Barstow
Pasadena
San Bernardino
Torrance
Huntington Beach
Costa Mesa
Santa Ana
Oceanside
Carlsbad
Escondido
Chula Vista
Yucca Valley
Palm Springs
Indio
Coachella
Calexico
El Centro
Brawley
Yuma
Blythe
Lake Havasu City
Bullhead City
Needles
bing

© 2019 S&P Global Market Intelligence All rights reserved. Bing, © 2019 Microsoft Corporation, © 2019 HERE

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Tenth largest deposit market share in Riverside County; second largest deposit market share of community banks

Financial Performance

Developments

- Net Interest Income decreases approximately 1% (sequential quarter)
- Net Interest Margin decreases by 11 basis points (sequential quarter)
- Non-Interest Income increases by approximately 15% (sequential quarter)
- Operating Expenses decrease by approximately 3% (sequential quarter), after adjusting for the approximately $575,000 benefit in the prior sequential quarter from the reversal of incentive compensation accruals
- Efficiency Ratio of 75%

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$9.4
$9.6
$9.6
$8.9
$8.3
$8.2
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Non-Interest Income



(In Millions)
$2.0
$1.5
$1.0
$0.5
$0.0
$1.3
$1.1
$1.3
$1.1
$1.0
$1.2
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Operating Expenses



(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$9.7
$7.2
$7.6
$7.5
$6.6
$7.0
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$1.0
$3.4
$3.4
$2.5
$2.7
$2.3
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Pre-Tax Income



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$1.1
$3.6
$3.5
$1.6
$2.2
$2.1
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Quarterly Net Income



(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$0.8
$2.6
$2.4
$1.1
$1.6
$1.5
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Diluted Earnings Per Share



$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$(0.05)
$(0.10)
$0.10
$0.34
$0.31
$0.15
$0.21
$0.20
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Financial Ratios

Net Interest Margin


4.00%
3.00%
2.00%
1.00%
0.00%
3.52%
3.64%
3.59%
3.30%
2.95%
2.84%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Efficiency Ratio


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
90.38%
67.95%
68.78%
75.12%
71.04%
74.91%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Return on Average Assets


1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
(0.25)%
0.29%
0.95%
0.87%
0.41%
0.55%
0.50%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Return on Average Equity


10.00%
7.50%
5.00%
2.50%
0.00%
(2.50)%
2.60%
8.46%
7.81%
3.70%
5.14%
4.78%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Balances and Activity

Developments

- Loans Held for Investment balance decreases by approximately 2% from June 30, 2020
- Yield on Loans Held for Investment decreases 29 basis points from September 30, 2019
- Total Deposits balance increases by approximately 9% from September 30, 2019
- Deposit costs decline by 15 basis points from September 30, 2019
- Borrowing costs decline by nine basis points from September 30, 2019

Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$100
$91
$82
$74
$123
$198
$880
$924
$942
$914
$903
$885
06/30/19
09/30/19
12/31/19
03/31/20
06/30/20
09/30/20
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$439
$325
$112
$480
$328
$111
$479
$347
$108
$476
$327
$106
$491
$299
$105
$483
$289
$105
06/30/19
09/30/19
12/31/19
03/31/20
06/30/20
09/30/20
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$51
$93
$82
$29
$44
$48
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 09/30/20	Interest Rate	Balance as of 09/30/19	Interest Rate
Single-Family	$ 288,790	3.93%	$ 328,332	4.39%
Multi-Family	482,900	4.19%	479,597	4.39%
Commercial Real Estate	105,207	4.67%	110,652	5.00%
Construction	8,787	6.20%	5,912	7.17%
Other	142	5.25%	-	-
Commercial Business	923	6.47%	368	6.57%
Consumer	100	15.00%	144	15.25%
Total Loans Held for Investment	$ 886,849	4.19%	$ 925,005	4.48%
Advance Payments of Escrows	39		34	
Deferred Loan Costs, net	6,555		6,204	
Allowance for Loan Losses	(8,490)		(6,929)	
Total Loans Held for Investment, net	884,953		924,314	

Loan Composition as of 09/30/20



Other 0%
Construction 1%
Commercial Business 0%
Commercial Real Estate 12%
Consumer 0%
Single-Family 33%
Multi-Family 54%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$101
$131
$131
$131
$141
$136
$193
$191
$186
$186
$170
$161
$648
$641
$648
$650
$723
$744
06/30/19
09/30/19
12/31/19
03/31/20
06/30/20
09/30/20
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 09/30/2020	Rate	At 09/30/2019	Rate
Checking Accounts - Non Interest-Bearing	$ 114,537	- %	$ 85,338	- %
Checking Accounts - Interest-Bearing	302,072	0.09%	263,400	0.12%
Savings Accounts	281,863	0.11%	256,880	0.20%
Money Market Accounts	45,262	0.23%	34,959	0.36%
Time Deposits	160,952	0.89%	191,159	1.14%
Total Deposits	$ 904,686	0.23%	$ 831,736	0.38%

Deposit Composition at 09/30/20



13%
18%
5%
33%
31%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 09/30/2020	Rate	At 09/30/2019	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	10,000	3.92%	-	-
Over Three to Six Months	10,000	3.79%	-	-
Over Six to Twelve Months	26,031	1.42%	-	-
Over One to Two Years	30,000	1.90%	41,092	2.78%
Over Two to Three Years	20,000	2.00%	30,000	1.90%
Over Three to Four Years	20,000	2.50%	20,000	2.00%
Over Four to Five Years	20,000	2.70%	20,000	2.50%
Over Five Years	-	-	20,000	2.70%
Total Borrowings	$ 136,031	2.32%	$ 131,092	2.41%

Asset Quality

Developments

- Low level of Non-Performing Assets
- Non-Performing Assets to Total Assets Ratio of 0.38% on September 30, 2020
- Provision for Loan Losses declines to $220,000
- No REO
- Early-Stage Delinquencies remain at low levels
- $8.4 million of Loans in Forbearance, approximately 0.95% of gross loans held for investment on October 20, 2020.

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$10,000
$7,500
$5,000
$2,500
$0
(In Thousands)
1.00%
0.75%
0.50%
0.25%
0.00%

	06/30/19	09/30/19	12/31/19	03/31/20	06/30/20	09/30/20
Non-Performing Assets	$6,218	$5,230	$3,427	$3,635	$4,924	$4,532
NPA to Total Assets	0.57%	0.47%	0.31%	0.33%	0.42%	0.38%
ALLL to LHI	0.80%	0.74%	0.73%	0.85%	0.91%	0.96%

(Recovery) Provision for Loan Losses



(In Thousands)
$1,000
$800
$600
$400
$200
$-
$(200)
$(400)
$(25)
$(181)
$(22)
$874
$448
$220
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Non-Performing Asset Composition 09/30/20



0%
0%
0%
0%
1%
0%
99%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)


(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$7,076
$6,929
$6,921
$7,810
$8,265
$8,490
06/30/19
09/30/19
12/31/19
03/31/20
06/30/20
09/30/20

ALLL Allocation as of 09/30/20


31%
53%
14%
1%
0%
1%
0%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At September 30, 2020				At September 30, 2019			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars in Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	17	$ 4,505	2	$ 987	17	$ 4,053
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	1	1,139
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	27	-	-	1	38
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	18	$ 4,532	2	$ 987	19	$ 5,230

Net Charge-Offs (Recoveries)


(In Thousands)
$50
$-
$(50)
$(21)
$(34)
$(14)
$(15)
$(7)
$(5)
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Asset Quality

Geographic Location

Category	Inland Empire		Southern California (1)		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 77,026	27%	$ 131,639	45%	$ 79,598	28%	$ 527	0%	$ 288,790	100%
Multi-Family	69,349	14%	313,460	65%	99,785	21%	306	0%	482,900	100%
Commercial Real Estate	23,745	23%	47,467	45%	33,995	32%	-	0%	105,207	100%
Construction	1,082	12%	6,430	73%	1,275	15%	-	0%	8,787	100%
Other	-	0%	142	100%	-	0%	-	0%	142	100%
Total	$ 171,202	19%	$ 499,138	57%	$ 214,653	24%	$ 833	0%	$ 885,826	100%

(1) Other than Inland Empire.

Geographic Location 09/30/20


0%
19%
24%
57%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2012 & Prior	2013	2014	2015	2016	2017	2018	2019	2020	TOTAL
Loan Balance (In Thousands)	$58,027	$1,166	$784	$4,763	$18,078	$34,609	$47,177	$76,303	$43,100	$284,007
Weighted Avg. LTV (1)	54%	45%	35%	64%	58%	68%	66%	59%	65%	61%
Weighted Avg. Age (In Years)	14.93	7.39	6.30	5.42	4.01	3.31	2.26	1.13	0.29	4.57
Weighted Avg. FICO (2)	732	746	744	762	757	732	744	770	753	749
Number of Loans	250	15	7	7	38	56	79	133	58	643
Geographic Breakdown (%)										
Inland Empire	35%	60%	33%	14%	24%	34%	49%	11%	14%	27%
Southern California (3)	53%	20%	40%	73%	37%	42%	43%	52%	33%	46%
Other California	11%	20%	27%	13%	39%	24%	8%	37%	53%	27%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2012 & Prior	2013	2014	2015	2016	2017	2018	2019	2020	TOTAL
Loan Balance (In Thousands)	$19,280	$13,671	$23,263	$44,349	$86,796	$60,528	$67,611	$100,161	$67,271	$482,900
Weighted Avg. LTV (1)	40%	43%	47%	48%	48%	47%	44%	49%	53%	47%
W. Avg. Debt Coverage Ratio (2)	1.87x	1.81x	1.85x	1.73x	1.66x	1.66x	1.54x	1.56x	1.50x	1.63x
Weighted Avg. Age (In Years)	11.85	7.11	6.21	5.16	4.25	3.33	2.32	1.18	0.30	3.24
Weighted Avg. FICO (3)	737	782	772	755	764	749	757	764	762	759
Number of Loans	37	27	40	84	112	98	88	105	62	653
Geographic Breakdown (%)										
Inland Empire	24%	33%	11%	17%	12%	18%	13%	10%	14%	14%
Southern California (4)	61%	46%	51%	61%	61%	66%	68%	68%	73%	65%
Other California	14%	21%	38%	22%	27%	16%	19%	22%	13%	21%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2012 & Prior	2013	2014	2015	2016	2017	2018	2019	2020	TOTAL (5)(6)
Loan Balance (In Thousands)	$8,184	$2,788	$8,198	$15,477	$13,062	$17,185	$14,604	$18,336	$7,374	$105,207
Weighted Avg. LTV (1)	41%	43%	31%	38%	45%	41%	42%	44%	38%	41%
W. Avg. Debt Coverage Ratio (2)	2.05x	1.76x	2.39x	1.81x	1.57x	1.82x	1.66x	1.44x	1.96x	1.77x
Weighted Avg. Age (In Years)	8.07	7.49	6.12	5.19	4.39	3.06	2.32	1.22	0.49	3.68
Weighted Avg. FICO (3)	750	789	752	753	762	777	756	758	731	759
Number of Loans	8	5	15	21	19	20	24	20	10	142
Geographic Breakdown (%)										
Inland Empire	87%	29%	18%	30%	11%	23%	12%	11%	7%	23%
Southern California (4)	13%	71%	58%	27%	61%	49%	42%	52%	47%	45%
Other California	0%	0%	24%	43%	28%	28%	46%	37%	46%	32%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.
(5) Comprised of the following: $36.8 million in Office; $20.6 million in Retail; $20.5 million in Mixed Use ($7.8 million in Multi-Family/Retail, $4.5 million in Office/Retail, $2.7 million in Multi-Family/Office and $5.5 million in Other Mixed Use); $7.5 million in Warehouse; $7.4 million in Medical/Dental Office; $7.1 million in Mobile Home Parks; $2.6 million in Mini-Storage; $1.1 million in Restaurant/Fast Food; $760 thousand in Live/Work Unit; $539 thousand in Automotive – Non-Gasoline; and $300 thousand in Light Industrial/Manufacturing.
(6) Consisting of $99.0 million or 94.1% in investment properties and $6.2 million or 5.9% in owner occupied properties.

Loans in Forbearance (10/20/2020)

(Dollars In Thousands)	Number of Loans	Loan Balance	Weighted Avg. LTV(1)	Weighted Avg. FICO(2)	Weighted Avg. Debt Coverage Ratio(3)	Weighted Avg. Forbearance Granted(4)
Single-Family Loans	22	$ 7,945	61 %	742	N/A	6.0
Multi-Family Loans	1	$ 455	60 %	687	1.32 x	3.0
Total Loans In Forbearance	23	$ 8,400	61 %	739	1.32 x	5.8

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination, borrowers and/or guarantors.
(3) At time of loan origination.
(4) In months.

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Bank Capital Ratios remain strong
- 4.71% cash dividend yield (approximately)
- No stock repurchased in the first quarter of fiscal 2021

Stock Repurchase Plan Activity



(# of Shares)
50,000
40,000
30,000
20,000
10,000
-
28,251
16,924
2,361
46,756
-
-
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

	06/30/19	09/30/19	12/31/19	03/31/20	06/30/20	09/30/20
Tier 1 Leverage Ratio	10.50%	10.21%	10.24%	10.36%	10.13%	9.64%
CET1 Ratio	18.00%	16.32%	16.62%	17.26%	17.51%	16.94%
Tier 1 Risk-Based Capital Ratio	18.00%	16.32%	16.62%	17.26%	17.51%	16.94%
Total Risk-Based Capital Ratio	19.13%	17.37%	17.65%	18.45%	18.76%	18.19%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.40x
1.30x
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	12/31/18	03/31/19	06/30/19	09/30/19	12/31/19	03/31/20	06/30/20	09/30/20
Price/TBV	0.95x	1.23x	1.30x	1.27x	1.32x	0.92x	0.80x	0.71x